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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT—September 13, 2002
(Date of Earliest Event Reported)

VERINT SYSTEMS INC.

(Exact name of registrant as specified in its charter)

Commission File No. 000-49790

Delaware	11-3200514
(State of Incorporation)	(I.R.S. Employer Identification No.)
234 Crossways Park Drive, Woodbury, New York	11797
(Address of principal executive offices)	Zip Code

Registrant's telephone number, including area code: (516) 677-7300

Item 9. Regulation FD Disclosure.

        The Quarterly Report on Form 10-Q for the quarterly period ended July 31, 2002, filed with the Securities and Exchange on September 13, 2002, by Verint Systems Inc. was accompanied by certifications by each of the principal executive officer, Dan Bodner, and principal financial officer, Igal Nissim, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350).

        A copy of each of the certifications is attached hereto as an Exhibit (99.1 and 99.2).

        In accordance with general instruction B.2 of Form 8-K, the information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERINT SYSTEMS INC.
By:	/s/ IGAL NISSIM
	Name:	Igal Nissim
	Title:	Chief Financial Officer

Dated: September 13, 2002

EXHIBIT INDEX

Exhibit No.	Description
99.1	Certification of Chief Executive Officer pursuant to 18 U.S.C. Section 1350.
99.2	Certification of Chief Financial Officer pursuant to 18 U.S.C. Section 1350.

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Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX